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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 1999
                                                  ------------------------------

                              TIBCO SOFTWARE INC.
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            (Exact name of registrant as specified in its charter)

Delaware                           000-26579                   77-0449727
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)           Identification Number)
 incorporation)

       3165 Porter Drive, Palo Alto, CA                           94304
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (650) 846-5000
                                                    ----------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On November 4, 1999 (the "Closing Date"), pursuant to three separate agreements, each an Asset Purchase Agreement dated as of September 30, 1999 (together, the "Agreements") by and among TIBCO Software Inc., a Delaware corporation ("TIBCO"), InConcert, Inc., a Delaware corporation ("InConcert"), and Xerox Corporation, a New York corporation ("Xerox"), TIBCO acquired substantially all of the assets of InConcert, a subsidiary of Xerox, for $34 million in cash. TIBCO is a leading provider of real-time infrastructure software for the internet and enterprise that enables businesses to dynamically link internal operations, business partners and customer channels. InConcert is a developer of business integration solutions for telecommunications companies. TIBCO intends to utilize the assets acquired through the purchase, including any physical assets so acquired, in its ongoing business.

     The consideration paid by TIBCO for the assets of InConcert acquired under the Agreements was determined pursuant to arms length negotiations and took into account various factors concerning the valuation of the business of InConcert.
A portion of TIBCO's working capital was used for the purchase of the assets of InConcert.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (a)  Financial Statements of InConcert, Inc.
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          The Financial Information required to be filed pursuant to Item 7(a)
of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information
          -------------------------------

          The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c)  Exhibits
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          2.1  Asset Purchase Agreement, dated as of September 30, 1999, among
               TIBCO Software Inc., InConcert, Inc., and Xerox Corporation providing for the transfer of the U.S. Assets (as defined therein) of InConcert (the schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.1).

          2.2 Asset Purchase Agreement, dated as of September 30, 1999, among TIBCO Software Inc., InConcert, Inc., and Xerox Corporation providing for the transfer of the U.K. Assets (as defined therein) of InConcert (the schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.2).

          2.3 Asset Purchase Agreement, dated as of September 30, 1999, among TIBCO Software Inc., InConcert, Inc., and Xerox Corporation providing for the transfer of the German Assets (as defined therein) of InConcert (the schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.3).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 1999                TIBCO SOFTWARE INC.

                                        /s/ Paul G. Hansen
                                        ------------------
                                        Paul G. Hansen
                                        Executive Vice President, Finance
                                        and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)

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                               INDEX TO EXHIBITS
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Exhibit
Number                             Description of Document
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2.1            Asset Purchase Agreement, dated as of September 30, 1999, among
               TIBCO Software Inc., InConcert, Inc., and Xerox Corporation providing for the transfer of the U.S. Assets (as defined therein) of InConcert (the schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.1).

2.2 Asset Purchase Agreement, dated as of September 30, 1999, among TIBCO Software Inc., InConcert, Inc., and Xerox Corporation providing for the transfer of the U.K. Assets (as defined therein) of InConcert (the schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.2).

2.3 Asset Purchase Agreement, dated as of September 30, 1999, among TIBCO Software Inc., InConcert, Inc., and Xerox Corporation providing for the transfer of the German Assets (as defined therein) of InConcert (the schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.3).

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